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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accounts, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 to Form S-3 registration statement of our reports dated August 5, 1997, included in Republic Group Incorporated's Form 10-K for the year ended June 30, 1997, and to all references to our Firm included in the registration statement.



                                                             ARTHUR ANDERSEN LLP

Dallas, Texas

    November 21, 1997